SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     July 27, 2000
                                                     -------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-1861                  13-2994534
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         (State or other             (Commission             (IRS Employer
         jurisdiction of             File Number)            Identification No.)
         incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
                                                       -------------

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          (Former name or former address, if changed since last report)


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Item 5. Other Events.
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      See the attached press releases, which are incorporated herein by reference, regarding:

      1.    The 2000 second quarter earnings, filed as Exhibit 99.1; and

      2. The declaration of a dividend for the quarter ending June 30, 2000 of $.10 per share, payable on August 31, 2000 to holders of record at the close of business on August 10, 2000, filed as Exhibit 99.2.


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

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            99.1 Press Release, dated July 27, 2000, regarding the 2000 second quarter earnings.

            99.2 Press Release, dated July 27, 2000, regarding declaration of a dividend for the quarter ending June 30, 2000.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE CIT GROUP, INC.
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                                                 (Registrant)

                                                 By: /s/ JOSEPH M. LEONE
                                                 -------------------------------
                                                 Joseph M. Leone
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: July 27, 2000


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